SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            February 5, 2004
                                                            ----------------


                        INTERSTATE BAKERIES CORPORATION
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            (Exact name of Registrant as specified in its charter)

Delaware                            1-11165                  43-1470322
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(State or other Jurisdiction of    (Commission File Number) (I.R.S. Employer
 Incorporation)                                             Identification No.)




12 East Armour Boulevard, Kansas City, Missouri                  64111
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      (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code    (816) 502-4000
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         (Former name or former address, if changed since last report)


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Item 5.    Other Events and Regulation FD Disclosure

      On February 5, 2004, Interstate Bakeries Corporation issued a press release announcing the decision to end the two-year-old alliance between Interstate Brands West Corporation, an operating unit of Interstate Bakeries Corporation, and Pepperidge Farm, Incorporated, a unit of Campbell Soup Company. The full text of the press release is furnished as an exhibit to this report on Form 8-K.

Item 7.         Financial Statements and Other Exhibits

      (c)  Exhibits

      Exhibit No.         Description

      Exhibit 99 Interstate Bakeries Corporation press release dated February 5, 2004.

                                     * * *



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               INTERSTATE BAKERIES CORPORATION


Date: February 5, 2004
                               By:  /s/ James R. Elsesser
                                  ------------------------------------
                                  James R. Elsesser
                                  Chairman and Chief Executive Officer



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                                 EXHIBIT INDEX


      Exhibit No.         Description
      -----------         -----------

      Exhibit 99 Interstate Bakeries Corporation press release dated February 5, 2004.